SCUDDER
                                                                     INVESTMENTS




--------------------------------------------------------------------------------
EQUITY/GLOBAL
--------------------------------------------------------------------------------

Scudder Global
Discovery Fund





Semiannual Report
April 30, 2001


The fund seeks to provide above-average capital appreciation over the long term.


Scudder Global Discovery Fund was formerly known as Global Discovery Fund.

Contents
--------------------------------------------------------------------------------

                       4  Letter from the Fund's President

                       6  Performance Update

                       8  Portfolio Summary

                      10  Portfolio Management Discussion

                      14  Glossary of Investment Terms

                      15  Investment Portfolio

                      20  Financial Statements

                      24  Financial Highlights

                      26  Notes to Financial Statements

                      35  Report of Independent Accountants

                      36  Officers and Directors

                      37  Account Management Resources

Scudder Global Discovery Fund
--------------------------------------------------------------------------------
Class AARP                     ticker symbol SGDPX         fund number 210
Class S                        ticker symbol SGSCX         fund number 010
--------------------------------------------------------------------------------

Date of Inception:    o  The Class S shares of the fund returned -14.92% during
9/10/91                  the six-month period, compared with a -4.36% return
                         for the Salomon Brothers World Equity Extended Market
                         Index, and a -12.72% return for the average global
Total Net Assets as      small cap fund as tracked by Lipper, Inc.
of 4/30/2001--

                      o  The fund has a growth bias, and value stocks, which are
Class AARP:              more heavily weighted in the index, dramatically
$0.4 million             outperformed growth stocks for the period.

Class S:
$462 million          o  While information technology and biotechnology stocks
                         hurt performance, the fund benefited from its holdings in energy and Irish financial services companies.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The past six months continued to be a challenge for investors in international equities. Although foreign stocks are generally expected to provide investors with a measure of portfolio diversification, problems in the United States, particularly high market volatility and slower economic growth, negatively affected markets around the world for most of the period. In an environment in which stock prices in relation to earnings got ahead of reality, even stocks of financially sound companies with solid earnings outlooks sold off sharply.

The slump in the growth area was reflected in the share price of the Class S shares of the Scudder Global Discovery Fund, which fell 14.92% during the past six months. Despite this setback, we remain confident that globally oriented growth stocks will remain a critical component of a well-rounded portfolio. Although the asset class is very volatile and prone to sharp downturns, it offers the opportunity to invest in established companies with the potential to produce powerful earnings growth over time.

It is these types of quality growing companies that the fund's portfolio management team strives to uncover. The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk compared with other global growth mutual funds. Using the fundamental research capabilities afforded by Scudder's globally diverse team of equity analysts, management looks for companies with the potential to be "building blocks" for future growth, with the biggest positions in companies in which the managers have the highest conviction. In the past, companies such as these have been the leaders coming out of bear markets. And, while stocks of companies like these may not always produce the type of performance that they did during the late 1990s, we remain confident that they will reward long-term shareholders who are willing to accept the inevitable volatility.

For more information on the market environment and management's approach to stockpicking, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued interest in Scudder Global Discovery Fund. If you have any questions about your investment, please call us toll-free or visit us on the Web.


Sincerely,

/s/ LinCoughlin
Linda C. Coughlin
President
Scudder Global Discovery Fund



--------------------------------------------------------------------------------
                         AARP Investment Program        Scudder Class S

           Web site:        aarp.scudder.com             myScudder.com
          Toll-free:         1-800-253-2277              1-800-SCUDDER
--------------------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2001


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


Scudder Global Discovery Fund -- Class S  Salomon Brothers World Equity EMI*

                  9/99**  10000             10000
                  1992    10107              9862
                  1993    11558             11555
                  1994    13496             13234
                  1995    13090             13688
                  1996    17502             16731
                  1997    17581             16516
                  1998    24240             21047
                  1999    24960             20395
                  2000    39262             24241
                  2001    33361             22897


                          Yearly periods ended April 30


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                        Total Return

                               Growth of                             Average
Period ended 4/30/2001          $10,000         Cumulative           Annual
-------------------------------------------------------------------------------
Scudder Global Discovery Fund -- Class S
-------------------------------------------------------------------------------
1 year                         $   8,358         -16.42%              -16.42%
-------------------------------------------------------------------------------
5 year                         $  18,749          87.49%               13.40%
-------------------------------------------------------------------------------
Life of Class**                $  33,361         233.61%               13.32%
-------------------------------------------------------------------------------
Salomon Brothers World Equity EMI*
-------------------------------------------------------------------------------
1 year                         $   9,446          -5.54%               -5.54%
-------------------------------------------------------------------------------
5 year                         $  13,688          36.88%                6.48%
-------------------------------------------------------------------------------
Life of Class**                $  22,897         128.97%                9.02%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------
THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)



                                 Yearly periods ended April 30



               1992** 1993   1994   1995   1996   1997  1998   1999   2000   2001
------------------------------------------------------------------------------------
Class Total
Return (%)       2.76  14.35  16.77  -3.01  33.71    .45 37.88   2.97  57.30 -16.42
------------------------------------------------------------------------------------
Index Total
Return (%)***   -3.04  15.66  11.86   9.74  18.71  -1.29 27.45  -3.10  18.86  -5.54
------------------------------------------------------------------------------------
Net Asset
Value ($)       12.31  13.86  15.87  15.31  19.74  18.88 23.55  24.25  35.64  27.59
------------------------------------------------------------------------------------
Income
Dividends ($)     .02    .07    .18     --    .20    .13   .64     --     --    .01
------------------------------------------------------------------------------------
Capital Gains
Distributions
($)                --    .12    .15    .08    .44    .86  1.41     --   2.38   2.41
------------------------------------------------------------------------------------

* The Salomon Brothers World Equity Extended Market Index is an unmanaged small-capitalization stock universe of 22 countries. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 10, 1991. Index comparisons begin
   September 30, 1991.

***Prior to April 30, 1997, the Morgan Stanley Capital International World
   Index was used as a comparative index.

   Effective May 29, 2001, the Fund changed its name from Global Discovery Fund to Scudder Global Discovery Fund. The total return information provided is for the Fund's Class S shares. Prior to March 6, 1996, the Fund was known as the Scudder Global Small Company Fund.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  April 30, 2001




--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 12% Cash Equivalents)                              Management seeks to
                                                                invest in stocks
                                                        primarily based on their
                                                        individual merits rather
                                                              than attempting to
                                                              allocate assets to
                                                             specific geographic
                                                                        regions.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    U.S. & Canada               58%
    Europe                      31%
    Japan                        8%
    Pacific Basin                3%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 12% Cash Equivalents)                            We expect to keep our
                                                          overweight position in
                                                           health care, where we
                                                          see some of the larger
                                                             players looking for
                                                         potential acquisitions.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Health                      21%
    Financial                   18%
    Technology                  17%
    Service Industries          15%
    Energy                      14%
    Consumer Discretionary       8%
    Manufacturing                3%
    Media                        1%
    Consumer Staples             1%
    Other                        2%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(36% of Portfolio)                                      Strong performance from
                                                          the energy sector and
                                                       Irish financial services
                                                          companies contributed
                                                                to performance.


  1. Symbol Technologies, Inc.
     Manufacturer of bar code laser scanners in the United
     States

  2. Nabors Industries, Inc.
     Contractor of land drilling in the United States

  3. Biomet, Inc.
     Manufacturer of surgical implant devices in the United States

  4. Anglo Irish Bank Corp. plc
     Provider of financial services for business and private sectors in Ireland

  5. Irish Life & Permanent plc
     Operator of retail financial services group in Ireland

  6. St. Jude Medical, Inc.
     Manufacturer of heart valves in the United States

  7. Fiserv, Inc.
     Provider of data processing services in the United
     States

  8. Legg Mason, Inc.
     Provider of various financial services in the United
     States

  9. Shinko Securities Co., Ltd.
     Provider of financial services in Japan

 10. Altran Technologies SA
     Provider of engineering and consulting services in France




For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2001


In the following interview, Lead Portfolio Manager Gerald J. Moran and Portfolio Manager Steven T. Stokes discuss Scudder Global Discovery Fund's strategy and the market environment for the six months ended April 30, 2001.

                     Q: How would you describe the environment for global markets for the past six months?

                     A: These things are never simple, but in our view most of the blame for the current investment environment can be placed squarely at the feet of the United States. Many would like to blame the Federal Reserve Board, because it hiked rates a total of 125 basis points (1.25%) in 2000, despite business leaders' desperate protests. (We have seen rates decline by an even greater amount this year but, as always, there will be a lag effect before any benefits are felt.) Let's face it, even in the frenzied U.S. market euphoria of 1999, many observers believed that prices in relation to earnings -- or just about any other measure of corporate value -- had gotten way ahead of reality; analysts have often been guilty of extrapolating too much and too far on both the upside and the downside. Selling pressure, fueled by a complete lack of fundamental earnings support, was extremely heavy. First, stocks of many companies that reported or even hinted at earnings disappointments fell. Then, many sound companies with solid earnings outlooks got hit. Most of the companies we see today tell us they see little or no improvement in earnings. A year ago, 80% of the revision activity was in technology and it was upward. Today, the revision rate in tech is still 80%, only downward.

                     Q:  How did the fund perform against this backdrop?

                     A: The fund's Class S shares returned -14.92% during the period, compared with a -4.36% return for the Salomon Brothers World Equity Extended Market Index, and a -12.72% return for the average global small cap fund as tracked by Lipper, Inc.

                     Q: What, in particular, contributed to the underperformance?

                     A: We have a growth bias, and value stocks, which are more heavily weighted in the index, dramatically outperformed growth stocks for the period. Specifically, information technology (IT) did most of the damage. Eight out of the bottom 10 worst-performing stocks for the period were either IT or biotechnology. The latter industry turned out to be more correlated with IT than we had expected. One of our favorite holdings, U.S. drug manufacturer Alexion Pharmaceuticals, had an additional problem: It reported that some Phase II tests didn't work the way management had hoped. Management made further errors in the way it presented this information to the public. As a result, the stock was pummeled, down roughly 70% for the period. That said, Alexion still has a lot of money, as well as many more tests on the table with pending announcements.

                     The other two poorest performers were Matalan and Serco. British retailer Matalan reported a glitch in store openings that resulted in a glitch in earnings growth. While this was subsequently corrected, the market was unforgiving. Long-term portfolio resident Serco didn't get a contract that it had expected, and the share price declined in response. We remain confident in these companies' fundamentals, however.

                     Q:  What positions contributed to performance?

                     A: Strong performance from Irish financial services companies continued to help buffer losses. As reported previously, we continued to view Irish financials in general as an indirect and relatively safe way to benefit from U.S.-based corporate spending. And as the only English-speaking country in the Eurozone, Ireland has become the logical place for participants to set up shop.

                     Exposure to the energy sector also helped offset some of our losses. The North American supply of gas is tight, and reserves are at an all-time low. Drilling has picked up and prices, therefore, are on the rise.

                     Q: What is your outlook on the regions in which you are focusing?

                     A: We're increasingly optimistic about Japan, especially with the recent rate cuts and the selection of the interim prime minister, Junichiro Koizumi, who ran on a reformist platform but was nonetheless widely supported. We're looking for niche leaders that are increasing outsourcing and redeploying work orders to lower-cost countries such as China and other Asian neighbors. We foresee an increasing differential between those small companies that are niche leaders and those that have too much debt and may not survive, like many banks. The near-term effect on the Japanese economy will be negative, but we think foreign investors' perceptions of these changes will be positive.

                     That's not to say we're uninterested in Europe. Indeed, any assets deployed toward Japan will come from cash and sales of U.S. holdings, not European ones. We're still players in Europe, even though progress is slower than anyone really anticipated. We recently picked up Deutsche Bourse, the German stock exchange that just went public and includes the DAX exchange and the Neuer Markt, Germany's rapidly growing high-tech stock exchange. This is a great example of the kind of holding we're looking for. The German stock market interests us because of the budding equity culture in that country, which is rapidly becoming the region's most market-friendly. What's also intriguing about Europe, on a near-term basis, is the fact the currency exchange into the euro is final this year. We suspect that there are a lot of tax-evading mattress-stuffers in the Eurozone who will need to convert their local currencies into euros. This will likely happen at the bank or through spending. Either way, we believe the European equity culture stands to benefit from such a phenomenon.

                     Q: What changes have you made to the portfolio during the period?

                     A: One clearly identifiable change is that the portfolio is more concentrated: the top 10 holdings now account for close to 40% of assets. We have fewer stocks than we have had at any time in the past few years, but we will be adding stocks in the upcoming period. This concentration stems in part from our "building blocks" approach to portfolio structure. For several years, we've categorized each of our holdings or potential purchase candidates as one of our "building blocks of growth." This analytic approach helps us structure a portfolio that we believe is well diversified, with the biggest positions in companies in which we have the highest conviction, and with overall risk under scrutiny. Partly by design and partly by market movement, the portfolio has grown more defensive over the past several months.

                     This shift is not only consistent with our own portfolio construction criteria, but also exemplifies our outlook for the performance of certain portions of the market over the next six to 12 months. We are increasingly convinced that much of the corporate restructuring in Europe over the past several years has positioned companies in the region to weather this downturn more successfully than before.

                     We expect to keep our overweight positions in health care and energy. Our biotech analyst is of the view that some of the larger players are sniffing around for potential acquisitions, attracted by improved valuations. We like the fundamentals and pipelines for the stocks we own in this sector.

Glossary of Investment Terms
--------------------------------------------------------------------------------

 Currency Devaluation A significant decline of a currency's value relative to other currencies, such as the U.S. dollar, typically resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

         Growth Stock Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

       Price/Earnings A widely used gauge of a stock's valuation that indicates Ratio (P/E) (also what investors are paying for a company's earning power at
            "earnings the current stock price. A P/E ratio may be based on a multiple") company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

         Total Return The most common yardstick to measure the
                      performance of a fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

            Weighting Refers to the percentage of assets within a portfolio (over/under) relative to the percentage in the portfolio's benchmark index or investment universe. "Weighting" is usually used to describe a fund's relative position in sectors, industries, or countries.


(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
An expanded list of terms is located at our Web site, myScudder.com.

--------------------------------------------------------------------------------




Investment Portfolio                                        as of April 30, 2001
--------------------------------------------------------------------------------



                                                                                  Principal
                                                                                  Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.9%
-----------------------------------------------------------------------------------------------------------

 Salomon Smith Barney, 4.62%, to be repurchased
    at $20,555,638 on 5/1/2001**                                                               ------------
    (Cost $20,553,000).........................................................   20,553,000     20,553,000
                                                                                               ------------
-----------------------------------------------------------------------------------------------------------
Short-Term Investments 9.3%
-----------------------------------------------------------------------------------------------------------
 Federal Home Loan Bank, 4.77%***, 5/1/2001                                                    ------------
    (Cost $66,000,000).........................................................   66,000,000     66,000,000
                                                                                               ------------


                                                                                    Shares
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Common Stocks 87.8%
-----------------------------------------------------------------------------------------------------------
 Canada 3.3%
 Mosaic Group, Inc.* (Provider of sales, marketing and
    corporate communications services) ........................................       504,000     1,345,225
 QLT, Inc.* (Developer of pharmaceutical products) ............................       162,700     4,342,621
 Talisman Energy, Inc.* (Explorer and producer of oil and
    gas) ......................................................................       430,100    17,527,674
                                                                                               ------------
                                                                                                 23,215,520
                                                                                               ------------
 Denmark 0.2%
 Genmab A/S* (Biotechnology company that develops human antibody-based products
    used to treat a variety of life-threatening diseases) .....................        70,800     1,179,586
                                                                                               ------------
 France 3.8%
 Altran Technologies SA (Provider of engineering and
    consulting services) ......................................................       290,172    18,814,339
 Galeries Lafayette (Operator of department store chain) ......................        36,357     6,141,991
 Penauille Polyservices (Provider of industrial cleaning
    services) .................................................................        32,324     1,788,643
                                                                                               ------------
                                                                                                 26,744,973
                                                                                               ------------
 Germany 1.5%
 Deutsche Boerse AG (Provider of financial services) ..........................        11,374     3,646,960
 Epcos AG (Producer of electronic components and
    integrated circuits) ......................................................       103,242     6,639,044
                                                                                               ------------
                                                                                                 10,286,004
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.


                                       15




-----------------------------------------------------------------------------------------------------------


                                                                                   Shares         Value ($)
-----------------------------------------------------------------------------------------------------------

 Hong Kong 2.9%
 Legend Holdings Ltd.* (Manufacturer of computers and
    related products) .........................................................    12,919,100    10,270,213
 Li & Fung Ltd.* (Operator of an export trading business) .....................     5,454,000    10,314,844
                                                                                               ------------
                                                                                                 20,585,057
                                                                                               ------------
 Indonesia 0.0%
 PT Steady Safe Transportation Service Tbk* (Operator of
    taxis and buses in Jakarta) ...............................................           444             2
                                                                                               ------------
 Ireland 8.2%
 Anglo Irish Bank Corp. plc (Provider of financial services
    for business and private sectors) .........................................     7,668,978    25,270,975
 Irish Continental Group plc (Transporter of passengers,
    freight and containers) ...................................................       211,555     1,164,999
 Irish Life & Permanent plc (Operator of retail financial
    services group) ...........................................................     2,263,887    24,933,717
 Jurys Doyle Hotel Group plc (Operator of
    hotels and inns) ..........................................................       616,435     5,201,415
 Ryan Hotels plc (Owner and operator of hotel chain) ..........................     1,967,686     1,468,066
                                                                                               ------------
                                                                                                 58,039,172
                                                                                               ------------
 Japan 6.8%
 Chugai Pharmaceutical Co., Ltd. (Producer of
    pharmaceuticals) ..........................................................       537,000     7,966,651
 Jafco Co., Ltd. (Operator of venture capital company) ........................        36,200     4,267,087
 KYORIN Pharmaceutical Co., Ltd. (Manufacturer and
    distributor of prescription medicines) ....................................       217,000     7,754,386
 NGK Insulators, Ltd. (Manufacturer of electrical insulators) .................        81,000       934,489
 NGK Spark Plug Co., Ltd. (Manufacturer of automotive
    and electrical products) ..................................................        54,000       712,491
 NSK Ltd. (Manufacturer of bearings and motor vehicle
    machine parts) ............................................................       113,000       533,527
 Shinko Securities Co., Ltd. (Provider of financial services) .................     5,569,000    19,270,208
 Trend Micro, Inc. (Developer and marketer of anti-virus
    computer software and Internet security software) .........................        34,000     1,536,583
 Trend Micro, Inc. - New shares* (Developer and marketer
    of anti-virus computer software and Internet security
    software) (b) .............................................................        34,000     1,536,583
 Uni-Charm Co. (Manufacturer of sanitary napkins, diapers
    and body care goods) ......................................................        82,300     3,220,406
                                                                                               ------------
                                                                                                 47,732,411
                                                                                               ------------
 Luxembourg 0.7%
 Millicom International Cellular SA* (Developer and
    operator of cellular telephone networks) ..................................       194,600     5,293,120
                                                                                               ------------


    The accompanying notes are an integral part of the financial statements.





                                       16


-----------------------------------------------------------------------------------------------------------

                                                                                     Shares      Value ($)
-----------------------------------------------------------------------------------------------------------
 Poland 0.1%
 Pioneer Poland Fund* (Closed-end investment
    company) (b) ..............................................................             3       751,307
                                                                                               ------------
 Portugal 0.2%
 PT Multimedia Servicos* (Provider of cable television,
    Internet and e-commerce services) .........................................        75,400     1,058,130
                                                                                               ------------

Spain 0.1%
 Sogecable SA* (Provider of cable television) .................................        41,793       942,861
                                                                                               ------------

 Switzerland 0.9%
 Julius Baer Holding AG "B" (Operator of holding company
    for international bank) ...................................................         1,504     6,526,678
                                                                                               ------------

 United Kingdom 11.1%
 ARM Holdings plc* (Designer of electronic components) ........................     1,373,536     7,545,001
 Aegis Group plc (Operator of independent media
    services group) ...........................................................     3,676,235     7,204,633
 Guardian IT plc* (Provider of business continuity and
    disaster recovery services) ...............................................       105,020     1,223,633
 Matalan plc (Retailer of clothing) ...........................................     1,941,555    11,553,965
 Misys plc (Provider of computer support and data services) ...................       970,924     8,847,340
 NDS Group plc (ADR)* (Provider of open solutions that
    enable data to be transferred digitally) ..................................        68,500     2,568,750
 PizzaExpress plc (Operator of pizza restaurants) .............................       528,740     6,280,913
 Regus plc* (Provider of a mix of workstations,
    conference rooms and support services, including
    Internet connections) .....................................................       411,681     1,713,728
 RM plc (Provider of information technology solutions to
    educational markets) ......................................................       846,651     5,567,586
 Serco Group plc (Provider of facilities management
    services) .................................................................     2,665,841    15,063,274
 Shire Pharmaceuticals Group plc* (Provider, marketer and
    researcher of pharmaceuticals) ............................................       213,217     3,586,883
 Taylor Nelson Sofres plc* (Provider of market research) ......................     2,207,813     7,172,765
                                                                                               ------------
                                                                                                 78,328,471
                                                                                               ------------
 United States 48.0%
 Alexion Pharmaceuticals, Inc.* (Developer of
    immunoregulatory compounds) ...............................................        94,200     2,197,686
 Alkermes, Inc.* (Developer of products to aid treatment
    of the central nervous system) ............................................       432,000    13,236,480
 Biomet, Inc. (Manufacturer of surgical implant devices) ......................       727,050    31,066,847
 Celgene Corp.* (Producer of pharmaceuticals) .................................       165,600     2,926,152



    The accompanying notes are an integral part of the financial statements.


                                       17


-----------------------------------------------------------------------------------------------------------


                                                                                     Shares       Value ($)
-----------------------------------------------------------------------------------------------------------
 Concord EFS, Inc.* (Provider of electronic transaction
    authorization, processing, settlement and transfer
    services) .................................................................       297,350    13,841,643
 Diamond Offshore Drilling, Inc. (Developer of offshore
    oil and gas wells) ........................................................       391,100    17,177,112
 Documentum, Inc.* (Developer of software products) ...........................       319,900     4,788,903
 EGL, Inc.* (Provider of air freight services) ................................       146,400     3,471,144
 ENSCO International, Inc. (Explorer and producer of oil
    and gas) ..................................................................       223,500     8,694,150
 EOG Resources, Inc. (Explorer of oil and gas) ................................       152,800     7,088,392
 Fiserv, Inc.* (Provider of data processing services) .........................       409,543    22,664,110
 Garmin Ltd.* (Developer and marketer of Global
    Positioning System technology-enabled products) ...........................       154,300     3,240,300
 H & R Block, Inc. (Provider of tax consulting and
    preparation services) .....................................................       192,900    10,609,500
 Hain Celestial Group, Inc.* (Distributor and seller of natural
    organic and specialty food products) ......................................       174,000     4,353,480
 Internet Security Systems, Inc.* (Provider of security
    management solutions for the Internet) ....................................       143,500      7,159,21
 Invitrogen Corp.* (Developer and provider of technologies
    for molecular biology research) ...........................................       110,300     7,777,253
 Laboratory Corp. of America Holdings* (Operator of a
    network of clinical laboratories and service sites) .......................        19,400     2,735,400
 Legg Mason, Inc. (Provider of various financial services) ....................       414,400    19,837,328
 Manugistics Group, Inc.* (Provider of solutions for
    enterprises and evolving e-business trading networks) .....................       193,300     6,556,736
 Medarex, Inc.* (Producer of pharmaceuticals) .................................       146,700     3,507,597
 NPS Pharmaceuticals, Inc.* (Developer of small
    molecule drugs) ...........................................................       184,500     5,571,900
 Nabors Industries, Inc.* (Contractor of land drilling) .......................       544,800    32,480,976
 Polycom, Inc.* (Manufacturer of audio and data
    conferencing products) ....................................................       155,900     3,621,557
 Radio One, Inc. "D"* (Operator of radio broadcasting
    business) .................................................................       328,800     5,688,240
 Regeneron Pharmaceuticals, Inc.* (Researcher and
    developer of pharmaceuticals) .............................................       140,600     4,360,006
 Shaw Group, Inc.* (Manufacturer of piping systems) ...........................        56,700     3,231,900
 St. Jude Medical, Inc.* (Manufacturer of heart valves) .......................       403,100    23,077,475
 Symbol Technologies, Inc. (Manufacturer of bar code
    laser scanners) ...........................................................     1,203,975    37,925,212
 Tiffany & Co. (Retailer of jewelry and gift items) ...........................       194,100     6,292,722
 Veritas DGC, Inc.* (Provider of land, transition zone and
    marine-based seismic data acquisition) ....................................       188,700     6,132,750
 WatchGuard Technologies, Inc.* (Provider of Internet
    security products) ........................................................       279,100     1,942,536


    The accompanying notes are an integral part of the financial statements.


                                       18


-----------------------------------------------------------------------------------------------------------



                                                                                  Shares        Value ($)
-----------------------------------------------------------------------------------------------------------

 Waters Corp.* (Provider of high-performance liquid
    chromatography products and services) .....................................       160,000     8,352,000

 Zions Bancorp. (Provider of commercial banking services) .....................       143,900     7,668,431
                                                                                               ------------
                                                                                                339,275,133
                                                                                               ------------
-----------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $506,675,139)                                                         619,958,425
-----------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $593,228,139) (a)                                    706,511,425
-----------------------------------------------------------------------------------------------------------

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.


(a) The cost for federal income tax purposes was $593,228,139. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $113,283,286. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $166,649,178 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $53,365,892.


(b) Securities valued in good faith by the Valuation Committee of the Directors at fair value amounted to $2,287,890 (0.32% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2001 aggregated $3,718,353.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $593,228,139) ....   $ 706,511,425
Cash .......................................................         276,535
Foreign currency, at value (cost $102) .....................              98
Receivable for investments sold ............................      12,948,804
Dividends receivable .......................................         842,724
Interest receivable ........................................           2,638
Receivable for Fund shares sold ............................       2,304,556
Foreign taxes recoverable ..................................         277,582
                                                               -------------
Total assets ...............................................     723,164,362
Liabilities
                                                               -------------
Payable for investments purchased ..........................       8,658,858
Payable for Fund shares redeemed ...........................       7,291,535
Accrued management fee .....................................         606,861
Accrued reorganization costs ...............................         133,309
Other accrued expenses and payables ........................         577,255
                                                               -------------
Total liabilities ..........................................      17,267,818
                                                               -------------
Net assets, at value .......................................   $ 705,896,544
                                                               -------------
Net Assets
                                                               -------------
Net assets consist of:
Accumulated distributions in excess of net investment income      (3,049,367)
Net unrealized appreciation (depreciation) on:
  Investments ..............................................     113,283,286
  Foreign currency related transactions ....................         (25,451)
Accumulated net realized gain (loss) .......................     (36,612,729)
Paid-in capital ............................................     632,300,805
                                                               -------------
Net assets, at value .......................................   $ 705,896,544
                                                               -------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities (continued)
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Class S

Net Asset Value offering and redemption price per share ($461,577,383 /
   16,728,839 shares of capital stock outstanding, $.01 par value, 30,000,000   -------------
   shares authorized) ........................................................   $   27.59
                                                                                -------------
Class AARP

Net Asset Value offering and redemption price per share ($376,683 / 13,651
   shares of capital stock outstanding, $.01 par value, 100,000,000 shares      -------------
   authorized) ...............................................................   $   27.59
                                                                                -------------
Class A

NetAsset Value and redemption price per share ($133,281,424 / 4,884,666 shares
   of capital stock outstanding, $.01 par value, 40,000,000 shares              -------------
   authorized) ...............................................................   $   27.29
                                                                                -------------
                                                                                -------------
Maximum offering price per share (100 / 94.25 of $27.29) .....................   $   28.95
                                                                                -------------
Class B

Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($84,994,161 / 3,206,954 shares of capital stock
   outstanding, $.01 par value, 20,000,000                                      -------------
   shares authorized) ........................................................   $   26.50
                                                                                -------------
Class C

Net Asset Value offering and redemption price (subject to contingent deferred
   sales charge) per share ($25,666,893 / 966,118 shares of capital stock       -------------
   outstanding, $.01 par value, 10,000,000 shares authorized) ................      $   26.57
                                                                                -------------


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2001
-------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $80,419) ...........  $   2,083,053
Interest .......................................................      1,808,233
                                                                  -------------
Total Income ...................................................      3,891,286
                                                                  -------------
Expenses:
Management fee .................................................      4,120,886
Administrative fee .............................................        440,640
Services to shareholders .......................................      1,015,514
Custodian and accounting fees ..................................        306,372
Distribution services fees .....................................        443,046
Administrative services fees ...................................        315,768
Auditing .......................................................         43,903
Legal ..........................................................         10,428
Directors' fees and expenses ...................................          5,476
Reports to shareholders ........................................        310,653
Registration fees ..............................................         44,821
Reorganization .................................................        171,577
Other ..........................................................          5,061
                                                                  -------------
Total expenses, before expense reductions ......................      7,234,145
Expense reductions .............................................       (333,821)
                                                                  -------------
Total expenses, after expense reductions .......................      6,900,324
-------------------------------------------------------------------------------
Net investment income (loss)                                         (3,009,038)
-------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    (36,446,851)
Foreign currency related transactions ..........................        (14,890)
                                                                  -------------
                                                                    (36,461,741)
                                                                  -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (88,365,280)
Foreign currency related transactions ..........................         (6,595)
                                                                  -------------
                                                                    (88,371,875)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (124,833,616)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(127,842,654)
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended          Year Ended
Increase (Decrease) in Net Assets                    April 30, 2001  October 31, 2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .........................   $    (3,009,038)   $    (6,821,641)
Net realized gain (loss) on investment transactions ..       (36,461,741)       121,047,817
Net unrealized appreciation (depreciation) on
   investment transactions during the period..........       (88,371,875)        37,237,433
                                                         ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations....................................      (127,842,654)       151,463,609
                                                         ---------------    ---------------
Distributions to shareholders from:
Net investment income:
  Class S ............................................          (163,690)              --
                                                         ---------------    ---------------
Net realized gains:
  Class S ............................................       (38,952,440)       (35,853,709)
                                                         ---------------    ---------------
  Class A ............................................       (10,245,123)        (5,097,672)
                                                         ---------------    ---------------
  Class B ............................................        (7,728,151)        (2,968,119)
                                                         ---------------    ---------------
  Class C ............................................        (1,976,725)          (855,376)
                                                         ---------------    ---------------
Fund share transactions:
Proceeds from shares sold ............................       336,280,046      1,059,449,857
Reinvestment of distributions ........................        55,556,819         42,543,080
Cost of shares redeemed ..............................      (362,642,432)      (838,571,697)
                                                         ---------------    ---------------
Net increase (decrease) in net assets from Fund ......        29,194,433        263,421,240
                                                         ---------------    ---------------
Increase (decrease) in net assets ....................      (157,714,350)       370,109,973
Net assets at beginning of period ....................       863,610,894        493,500,921
Netassets at end of period (including accumulated
 distributions in excess of net investment income
 of $3,049,367 and undistributed net investment income   ---------------    ---------------
   of $123,361, respectively) ........................   $   705,896,544    $   863,610,894
                                                         ---------------    ---------------


Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S

------------------------------------------------------------------------------------
Years Ended October 31,       2001(a)     2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning
of period                    $35.01     $28.17    $19.81   $21.64   $20.45  $17.54
------------------------------------------------------------------------------------
Income (loss) from
investment operations:
   Net investment income
   (loss) (b)                  (.07)      (.21)     (.13)    (.10)    (.12)   (.04)
------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions     (4.93)      9.43      8.49      .32     2.30    3.59
------------------------------------------------------------------------------------
  Total from investment
  operations                  (5.00)      9.22      8.36      .22     2.18    3.55
------------------------------------------------------------------------------------
Less distributions from:
  Net investment income        (.01)        --        --     (.64)    (.13)   (.20)
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions     (2.41)     (2.38)       --    (1.41)    (.86)   (.44)
------------------------------------------------------------------------------------
  Total distributions         (2.42)     (2.38)       --    (2.05)    (.99)   (.64)
------------------------------------------------------------------------------------
Net asset value, end
of period                    $27.59     $35.01    $28.17   $19.81   $21.64  $20.45
------------------------------------------------------------------------------------
Total Return (%)             (14.92)**   33.25     41.95     1.19    11.14   20.97
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                    462        574       404      310      349     351
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)         1.54*      1.53(c)   1.68     1.65     1.63    1.60
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)         1.54*      1.52(c)   1.68     1.65     1.63    1.60
------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              (.50)*     (.59)     (.66)    (.45)    (.58)   (.20)
------------------------------------------------------------------------------------
Portfolio turnover rate (%)      47*        86        64       41       61      63
------------------------------------------------------------------------------------

(a) For the six months ended April 30, 2001.

(b) Based on monthly average shares outstanding during the period.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.52% and 1.52%, respectively.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP


--------------------------------------------------------------------------------
                                                                      2001(a)
--------------------------------------------------------------------------------

Net asset value, beginning of period                                  $28.44
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                       .11
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transaction     (.96)
--------------------------------------------------------------------------------
  Total from investment operations                                      (.85)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                   --
--------------------------------------------------------------------------------
Net asset value, end of period                                        $27.59
--------------------------------------------------------------------------------
Total Return (%)                                                       (2.99)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   .38
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                   1.54*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                      1.41*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               47*
--------------------------------------------------------------------------------

(a) For the period from March 1, 2001 (commencement of sales of Class AARP shares) to April 30, 2001.

(b) Based on monthly average shares outstanding during the period.

*   Annualized

**  Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland corporation.

The Fund offers multiple classes of shares. On March 1, 2001, the Fund commenced offering Class AARP shares. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or deferred sales charges. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

--------------------------------------------------------------------------------


Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------


B. Purchases and Sales of Securities

During the six months ended April 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $164,361,749 and $201,856,194, respectively.

C. Transactions with Affiliates

As described in Note F, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), has initiated a restructuring program. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective March 1, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Fund pays the Advisor a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. For the six months ended April 30, 2001, the fee pursuant to the Management Agreement amounted to $4,120,886. Effective March 1, 2000, the Advisor and certain subsidiaries agreed to maintain expenses of the Fund, until February 28, 2001, as follows: Class A shares 1.98% of average daily net assets, Class B shares 2.83% of average daily net assets and Class C shares 2.80% of average daily net assets.

Administrative Fee. Effective March 1, 2001, the Fund, as approved by the Fund's Directors, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.400%, 0.450% and 0.425%, respectively, of average daily net assets for Class AARP, Class S, Class A, Class B and Class C, computed and accrued daily and payable monthly.

--------------------------------------------------------------------------------


Various third party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI will pay the service providers for the provision of their services to the Fund and will pay other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel). For the period from March 1, 2001 through April 30, 2001, the Administrative Fee was as follows:




                                                              Unpaid at April
Administrative Fee                          Total Aggregated      30, 2001
--------------------------------------------------------------------------
Class AARP.................................... $      65        $      58
Class S.......................................   278,095          135,576
Class A.......................................    84,092           41,636
Class B.......................................    61,299           29,805
Class C.......................................    17,089            8,369
                                               ---------------------------
                                               $ 440,640        $ 215,444
                                               ---------------------------

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S shares of the Fund. Prior to March 1, 2001, the amount charged to the Class S shares of the Fund by SSC aggregated $217,984, all of which was paid.

Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Prior to March 1, 2001, the amount charged to Classes A, B and C by SISC aggregated $232,250, $124,284 and $49,827, respectively, of which $232,250, $30,426 and $33,146, respectively, was not imposed.

--------------------------------------------------------------------------------

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S shares of the Fund. Prior to March 1, 2001, the amount charged to the Class S shares by STC aggregated $97,726, all of which was paid.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to March 1, 2001, the amount charged to the Fund by SFAC aggregated $251,250, all of which was paid.

Effective March 1, 2001, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2001, the Distribution Services Fee was as follows:

                                                                   Unpaid at
             Distribution Services Fee       Total Aggregated    April 30, 2001
-------------------------------------------- ---------------- ----------------
Class B....................................  $      346,575   $       58,835
Class C ...................................          96,471           22,009
                                             ---------------------------------
                                             $      443,046   $       80,844
                                             ---------------------------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2001 aggregated $171,051, of which $159,670 was paid to other firms.

In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2001, the CDSC for Classes B and C aggregated $81,024 and $19,698, respectively.

Administrative Services Fees. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2001, the Administrative Services Fee was as follows:




                                                                Unpaid at April
            Administrative Services Fee       Total Aggregated      30, 2001
-------------------------------------------------------------- ----------------
Class A.....................................  $      168,391   $        8,888
Class B.....................................         115,219           35,614
Class C.....................................          32,158            9,650
                                              -------------------------------
                                              $      315,768   $       54,152
                                              -------------------------------

A portion of the amount charged to Class A shares amounting to $37,999 was not imposed.

Directors' Fees. The Fund pays each of its Directors not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2001, the Directors' fees and expenses aggregated $5,476.

Other Related Parties. AARP, through its affiliates, monitors and approves the AARP Investment Program from ZSI. Effective March 1, 2001, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

--------------------------------------------------------------------------------

D. Capital Share Transactions

The following table summarizes capital share and dollar activity in the Fund:

                           Six Months Ended                     Year Ended
                            April 30, 2001                   October 31, 2000
                   --------------------------------  --------------------------------
                       Shares           Dollars          Shares           Dollars

Shares sold
-------------------------------------------------------------------------------------
Class S..............   3,841,699   $  113,760,135        7,852,273   $  293,016,942
Class AARP*..........      13,853          357,262               --               --
Class A..............   6,544,746      191,693,878       17,122,035      628,071,187
Class B..............     468,658       13,514,350        2,648,775       96,608,721
Class C..............     558,459       16,243,891        1,166,370       41,753,007
                                    --------------                    --------------
                                    $  335,569,516                    $1,059,449,857
                                    --------------                    --------------

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class S..............   1,220,899   $   37,017,646        1,005,922   $   34,070,602
Class A..............     317,203        9,519,255          144,729        4,877,084
Class B..............     246,053        7,189,487           84,443        2,802,662
Class C..............      62,515        1,830,431           23,863          792,732
                                    --------------                    --------------
                                    $   55,556,819                    $   42,543,080
                                    --------------                    --------------

Shares redeemed
-------------------------------------------------------------------------------------
Class S.............. (4,738,934)   $(139,902,842)      (6,786,276)   $(250,450,250)
Class AARP*..........       (202)          (6,440)               --               --
Class A.............. (6,400,037)    (188,850,183)     (14,821,388)    (547,112,786)
Class B..............   (672,928)     (18,749,124)        (536,216)     (19,127,223)
Class C..............   (492,851)     (14,423,313)        (622,446)     (21,881,438)
                                    --------------                    --------------
                                    $(361,931,902)                    $(838,571,697)
                                    --------------                    --------------

Conversion of shares
-------------------------------------------------------------------------------------
Class A..............      24,030   $      710,530               --   $           --
Class B..............    (24,704)        (710,530)               --               --

Net increase (decrease)
-------------------------------------------------------------------------------------
Class S..............     323,664   $   10,874,939        2,071,919   $   76,637,294
Class AARP*..........      13,651          350,822               --               --
Class A..............     485,942       13,073,480        2,445,376       85,835,485
Class B..............      17,079        1,244,183        2,197,002       80,284,160
Class C..............     128,123        3,651,009          567,787       20,664,301
                                    --------------                    --------------
                                    $   29,194,433                    $  263,421,240
                                    --------------                    --------------

* For the period from March 1, 2001 (commencement of sales of Class AARP shares) to April 30, 2001.

--------------------------------------------------------------------------------

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a$1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

F. Reorganization

ZSI has initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the shareholder classes of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, were charged to Class A, Class B and Class C and are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

                     To the Board of Directors of Global/International Fund, Inc. and to the Class AARP and Class S Shareholders of Scudder Global Discovery Fund:

                     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class AARP and Class S financial highlights present fairly, in all material respects, the financial position of Scudder Global Discovery Fund (the "Fund"), formerly Global Discovery Fund, at April 30, 2001, and the results of its operations, the changes in its net assets and the Class AARP and Class S financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class AARP and Class S financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                     Boston, Massachusetts            PricewaterhouseCoopers LLP
                     June 18, 2001

Officers and Directors
--------------------------------------------------------------------------------
 Linda C. Coughlin*
   o  President and Director

 Henry P. Becton, Jr.
   o  Director; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Director; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Director; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Director; General Partner,
      The Exeter Group of Funds

 Jean Gleason Stromberg
   o  Director; Consultant

 Jean C. Tempel
   o  Director; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Director; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Jan C. Faller*
   o  Vice President

 William F. Glavin*
   o  Vice President

 William E. Holzer*
   o  Vice President

 Gerald J. Moran*
   o  Vice President

 James E. Masur*
   o  Vice President

 Howard S. Schneider

   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2001

SCUDDER GLOBAL DISCOVERY FUND SEEKS ABOVE-AVERAGE CAPITAL APPRECIATION OVER THE LONG TERM BY INVESTING PRIMARILY IN EQUITY SECURITIES OF SMALL COMPANIES LOCATED THROUGHOUT THE WORLD.

Scudder Global
Discovery Fund

                                          "Partly by design and partly by market
                                          movement, the portfolio has grown more
                                        defensive over the past several months."

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
9
TERMS TO KNOW
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
16
FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS
22
NOTES TO FINANCIAL STATEMENTS
29
REPORT OF INDEPENDENT ACCOUNTANTS

AT A GLANCE

 SCUDDER GLOBAL DISCOVERY FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

Scudder Global Discovery Fund Class A                                           -15.05
Scudder Global Discovery Fund Class B                                           -15.47
Scudder Global Discovery Fund Class C                                           -15.43
Lipper Global Small Cap Funds Category Average*                                 -12.72

PERFORMANCE AND ANY RANKINGS/RATINGS THEREOF ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS.

PLEASE CALL (800) 621-1048 FOR THE FUND'S MOST UP-TO-DATE PERFORMANCE.

PERFORMANCE INCLUDES REINVESTMENT OF ALL DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. WHILE ALL SHARE CLASSES HAVE THE SAME UNDERLYING PORTFOLIO, THEIR PERFORMANCE WILL DIFFER. FOR ADDITIONAL INFORMATION, SEE THE FUND'S PROSPECTUS.

SCUDDER GLOBAL DISCOVERY FUND BEGAN OPERATIONS ON 9/10/91 WITH CLASS S SHARES, WHICH CLOSED TO NEW INVESTORS ON 12/28/00. CLASS A, B AND C SHARES WERE INTRODUCED ON 4/16/98.

INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK. SOME FUNDS, SUCH AS THIS ONE, HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, FOREIGN SECURITIES OR MARKET CAPITALIZATION. PLEASE READ THIS FUND'S PROSPECTUS FOR SPECIFIC DETAILS REGARDING ITS INVESTMENTS AND RISK PROFILE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/01   10/31/00
 .........................................................
    SCUDDER GLOBAL DISCOVERY FUND
    CLASS A                        $27.29     $34.70
 .........................................................
    SCUDDER GLOBAL DISCOVERY FUND
    CLASS B                        $26.50     $33.93
 .........................................................
    SCUDDER GLOBAL DISCOVERY FUND
    CLASS C                        $26.57     $34.00
 .........................................................

 SCUDDER GLOBAL DISCOVERY FUND
 LIPPER RANKINGS AS OF 4/30/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GLOBAL SMALL CAP FUNDS CATEGORY

                               CLASS A               CLASS B               CLASS C
 .............................................................................................
    1-YEAR                 #19 of 44 funds       #21 of 44 funds       #20 of 44 funds
 .............................................................................................
    3-YEAR                  #7 of 39 funds        #9 of 39 funds        #8 of 39 funds
 .............................................................................................

 DIVIDEND REVIEW

 DURING THE PERIOD, SCUDDER GLOBAL DISCOVERY FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                  CLASS A               CLASS B               CLASS C
 ................................................................................................
    LONG-TERM CAPITAL GAIN         $2.405                $2.405                $2.405
 ................................................................................................

WHILE THIS FUND WAS KNOWN AS KEMPER GLOBAL DISCOVERY FUND AS OF THE DATE OF THIS REPORT, IT HAS SINCE BEEN RENAMED SCUDDER GLOBAL DISCOVERY FUND AS OF MAY 29, 2001.

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. as of 4/30/01.
BOX]                       Placement within the Morningstar Equity Funds
                           Style Box(TM) is based on two variables: relative median market capitalization and relative price valuations (price-to-book and price-to-earnings) of the fund's portfolio holdings. These numbers are drawn from the fund's portfolio holdings data most recently entered into Morningstar's database and market conditions as of the date indicated above.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and even the strong equity rally in the spring has failed to restore the wealth eaten up by the recent bear market.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and next. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. First quarter 2001 Standard & Poor's (S&P) operating earnings were down 22 percent compared to a year ago, dropping them all the way back to early 1998 levels. More importantly, when CEOs confessed to missing their first quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 12 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 77 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street has suffered its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (5/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                          5.40                   5.70                   6.40                   5.50
Prime rate2                                     7.00                   9.50                   9.25                   7.75
Inflation rate3*                                3.30                   3.40                   3.10                   2.20
The U.S. dollar4                               10.00                  11.10                   4.30                  -0.90
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                       -1.00                   5.10                   6.50                   3.20
Employment growth6                              0.40                   1.70                   2.70                   2.30

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although sales have slowed in the past couple of months, as car makers became more judicious with incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first four months of this year (the latest data available from the Bureau of Economic Analysis compared to $10 billion in the first four months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. The recently passed tax cut, with rebates scheduled to begin during the summer should help shoppers stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume declined in both the final quarter of 2000 as well as in the first three months of this year. We've trimmed this year's export growth estimate to just 1 percent from the 7 percent to 8 percent we thought likely at the beginning of the year. At least imports fell, too, in the first quarter, so lessened the damage on first quarter growth. However, trade will still likely be a drag on U.S. growth

ECONOMIC OVERVIEW

for the rest of this year and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JUNE 6, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[MORAN PHOTO]

GERALD MORAN IS A SENIOR VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER FOR SCUDDER GLOBAL DISCOVERY FUND. HE HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1991. MORAN HAS MORE THAN 30 YEARS OF INDUSTRY EXPERIENCE AND HAS WORKED EXCLUSIVELY WITH SMALL-COMPANY STOCKS FOR THE LAST DECADE. HE RECEIVED A BACHELOR'S DEGREE FROM YALE IN 1961.

[STOKES PHOTO]
STEVEN STOKES IS A VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS, INC. AND HAS SERVED AS PORTFOLIO MANAGER FOR SCUDDER GLOBAL DISCOVERY FUND SINCE 1996. PRIOR TO THAT, STOKES SPENT 10 YEARS AS AN EQUITY ANALYST AND A VALUE-STYLE PORTFOLIO MANAGER WITH ANOTHER FIRM. STOKES HOLDS A BACHELOR'S DEGREE IN FINANCE FROM THE STATE UNIVERSITY OF NEW YORK AND IS A CHARTERED FINANCIAL ANALYST.

VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE PAST SIX MONTHS CONTINUED TO BE A CHALLENGE FOR INVESTORS IN INTERNATIONAL EQUITIES. ALTHOUGH FOREIGN STOCKS ARE GENERALLY EXPECTED TO PROVIDE INVESTORS WITH A MEASURE OF PORTFOLIO DIVERSIFICATION, PROBLEMS IN THE UNITED STATES, PARTICULARLY HIGH MARKET VOLATILITY AND SLOWER ECONOMIC GROWTH, NEGATIVELY AFFECTED MARKETS AROUND THE WORLD FOR MOST OF THE PERIOD. IN THE FOLLOWING INTERVIEW, LEAD PORTFOLIO MANAGER GERRY MORAN AND PORTFOLIO MANAGER STEVE STOKES DISCUSS SCUDDER GLOBAL DISCOVERY FUND'S STRATEGY IN LIGHT OF THIS MARKET ENVIRONMENT DURING THE SIX-MONTH PERIOD ENDED APRIL 30, 2001.

Q WILL YOU PROVIDE A GENERAL OVERVIEW OF THE GLOBAL MARKETS FOR THE SEMIANNUAL PERIOD ENDING APRIL 30, 2001?

A These things are never simple, but most of the blame for the current investment environment can be placed squarely at the feet of the United States. Many would like to blame the Federal Reserve, because it hiked rates a total of 125 basis points in 2000, despite business leaders' desperate protests. (We have seen rates decline by a similar amount this year, but as always, there will be a lag effect before any benefits are felt.) Let's face it, even in the frenzied market euphoria of 1999, everybody knew that valuations had got way ahead of reality; analysts are notoriously guilty of extrapolating too much and too far on both the upside and the downside. Selling pressure with a complete lack of fundamental earnings support has been prolific; after the demise of anything with real or even a hint of disappointment, the solid stocks with solid share prices got hit. As a result, most of the companies with which we've been meeting tell us that they have little or no visibility on earnings. A year ago, 80 percent of the revision activity was in technology, and it was upward. Today, it is still 80 percent in tech, only downward.

Q  WHAT WAS SCUDDER GLOBAL DISCOVERY FUND'S PERFORMANCE AGAINST THIS
BACKDROP?

A The Salomon Brothers World Equity Extended Market Index declined 4.36 percent for the six-month period, while Scudder Global Discovery Fund declined a painful
15.05 percent (Class A shares unadjusted for sales charges). We have a growth bias, and value stocks, which are more heavily weighted in the index, dramatically outperformed growth stocks for the period. Information technology
(IT) did most of the damage. Eight out of the bottom 10 worst-performing stocks for the period were either IT or biotechnology. The latter industry turned out to be more correlated with IT than we had expected. One of our favorite holdings, U.S. drug manufacturer Alexion Pharmaceuticals, had an additional problem. The company reported that some Phase II tests didn't work the way management had hoped they would, and management further made errors in the way they presented this information to the public. As a result, the stock was pummeled down roughly 70 percent for the period. That said, Alexion still has a lot of money, as well as many more tests on the table with pending announcements.

PERFORMANCE UPDATE

  The other two poorest performers were Matalan and Serco. British retailer Matalan reported a glitch in store openings that resulted in a glitch in earnings growth. While this was subsequently corrected, the market was unforgiving. Long-term portfolio resident Serco didn't get a contract that it had expected to get, and the share price declined in response. We remain confident in these companies' fundamentals, however.

  On the positive front, strong performance from Irish financials in the portfolio continued to help buffer losses. As reported previously, we continued to view Irish financials in general as an indirect and relatively safe way to benefit from U.S.-based corporate spending. And as the only English-speaking country in the EMU, Ireland has become the logical place for participants to set up shop. Exposure in the energy sector helped offset some of our losses as well. The North American supply of gas is tight, and reserves are at an all-time low. Drilling has picked up, and prices, therefore, are on the rise.

Q   WHAT IS YOUR OUTLOOK FOR THE REGIONS IN WHICH YOU ARE FOCUSING?

A We're increasingly optimistic about Japan, especially with the recent rate cuts and the selection of the interim prime minister, Junichiro Koizumi, who ran on a reformist platform and was nonetheless widely supported. We're looking for niche leaders that are increasing outsourcing and redeploying work orders to lower-cost countries such as China and other Asian neighbors. We foresee an increasing differential between small companies that are niche leaders and those that have too much debt and will need to fold, like many banks. The near-term effect on the Japanese economy will be negative, but we think foreign investors' perceptions of these changes will be positive.

  That's not to say we're disinterested in Europe. Indeed, any assets deployed toward Japan will come from cash and sales of domestic holdings, not European ones. We're still players in Europe, even though progress is slower than anyone really anticipated. We recently picked up Deutsche Bourse, the German stock exchange that just went public and includes the DAX and Neuer Markt. This is a great example of the kind of holding we're looking for. The German stock market interests us because of the budding equity culture in that country, which is rapidly becoming the region's most market-friendly. What's also intriguing about Europe, on a near-term basis, is the fact that currency exchange into the euro is final this year. We suspect that there are a lot of tax-evading mattress-stuffers in the Eurozone (countries that belong to the European Economic and Monetary Union, or EMU) who will need to convert their cash. This will likely happen at the bank or via consumption. Either way, the European equity culture stands to benefit from such a phenomenon.

Q   WILL YOU PROVIDE A GENERAL OVERVIEW OF MANAGEMENT ACTIVITY THROUGHOUT THE
PERIOD?

A One clearly identifiable change in the portfolio is that it's more concentrated; the top 10 holdings now account for close to 40 percent of the fund. We have fewer stocks now than we have had at any time in the past few years, but we will be adding stocks in the upcoming period. This concentration stems in part from our "building blocks" approach to portfolio structure. For several years, we've categorized each of our holdings or potential purchase candidates as one of four "building blocks of growth." This analytic approach enables us to structure a portfolio that we believe is well diversified, with the biggest bets in our highest-conviction names and with overall risk under scrutiny. Partly by design and partly by market movement, the portfolio has grown more defensive over the past several months.

 BUILDING BLOCKS SHIFT IN
 GLOBAL DISCOVERY

                                10/31/00 4/30/01
 ....................................................
    GROWTH AT VALUE             13.5%     18.0%
 ....................................................
    STABLE GROWTH               49.7      50.1
 ....................................................
    TOTAL RETURN                12.9      15.6
 ....................................................
    HIGH GROWTH/HIGH RISK       23.9      16.3
 ....................................................

  This shift not only is consistent with our own portfolio construction criteria but also exemplifies our performance outlook on certain portions of the market over the next six to 12 months. Strong energy prices and a stronger euro will likely maintain their trends. On the latter, we are increasingly convinced that much of the corporate restructuring in Europe over the last several years has positioned companies in the region to weather this downturn more successfully than before.

  Our overweights in health care and energy will likely remain. Our biotech analyst reports that some of the larger players are sniffing around at potential acquisitions, attracted by improved valuations. We like the fundamentals and pipelines for what we own today.

TERMS TO KNOW

GROWTH STOCK Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually experience more price volatility than the market as a whole. Distinct from value stock.

EUROPEAN CENTRAL BANK (ECB) The bank founded to oversee monetary policy for the 11 countries that began converting their local currencies to the euro on January 1, 1999. The ECB's primary mission is to maintain price stability and issue euro currency.

EUROPEAN UNION (EU) The integration of European economies involving, among other changes, a move to a single currency for member nations. To qualify for EU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets--usually in terms of sector, industry or country--within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING The implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

LARGEST HOLDINGS

SCUDDER GLOBAL DISCOVERY FUND'S TOP 10 HOLDINGS*
Representing 36.1 percent of the fund's total portfolio holdings on April 30,
2001

             HOLDINGS                           COUNTRY                        PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.           SYMBOL TECHNOLOGIES                United States                    5.4%
--------------------------------------------------------------------------------------
2.           NABORS INDUSTRIES                  United States                    4.6%
--------------------------------------------------------------------------------------
3.           BIOMET                             United States                    4.4%
--------------------------------------------------------------------------------------
4.           ANGLO IRISH BANK                   Ireland                          3.6%
--------------------------------------------------------------------------------------
5.           IRISH LIFE & PERMANENT             Ireland                          3.5%
--------------------------------------------------------------------------------------
6.           ST. JUDE MEDICAL                   United States                    3.3%
--------------------------------------------------------------------------------------
7.           FISERV                             United States                    3.2%
--------------------------------------------------------------------------------------
8.           LEGG MASON                         United States                    2.8%
--------------------------------------------------------------------------------------
9.           SHINKO SECURITIES                  Japan                            2.7%
--------------------------------------------------------------------------------------
10.          ALTRAN TECHNOLOGIES                France                           2.6%
--------------------------------------------------------------------------------------

*REFERENCES TO PORTFOLIO HOLDINGS SHOULD NOT BE DEEMED A RECOMMENDATION, AND PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER GLOBAL DISCOVERY FUND
Portfolio of Investments as of April 30, 2001

                                                                                           PRINCIPAL
    REPURCHASE AGREEMENTS--2.9%                                                            AMOUNT ($)       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Salomon Smith Barney, 4.62%, to be repurchased at
                                         $20,555,638 on 5/1/2001**
                                         (Cost $20,553,000)                                20,553,000    $ 20,553,000
                                       ----------------------------------------------------------------------------------
    SHORT-TERM INVESTMENTS--9.3%
-------------------------------------------------------------------------------------------------------------------------
                                       Federal Home Loan Bank, 4.77%***, 5/1/2001
                                         (Cost $66,000,000)                                66,000,000      66,000,000
                                       ----------------------------------------------------------------------------------
    COMMON STOCKS--87.8%                                                                     SHARES
-------------------------------------------------------------------------------------------------------------------------

    CANADA--3.3%
                                       Mosaic Group, Inc.*
                                         (PROVIDER OF SALES, MARKETING AND CORPORATE
                                         COMMUNICATIONS SERVICES)                             504,000       1,345,225
                                       QLT, Inc.*
                                         (DEVELOPER OF PHARMACEUTICAL PRODUCTS)               162,700       4,342,621
                                       Talisman Energy, Inc.*
                                         (EXPLORER AND PRODUCER OF OIL AND GAS)               430,100      17,527,674
                                       ----------------------------------------------------------------------------------
                                                                                                           23,215,520
-------------------------------------------------------------------------------------------------------------------------

    DENMARK--0.2%
                                       Genmab A/S*
                                         (BIOTECHNOLOGY COMPANY THAT DEVELOPS HUMAN
                                         ANTIBODY-BASED PRODUCTS USED TO TREAT A VARIETY
                                         OF LIFE-THREATENING DISEASES)                         70,800       1,179,586
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    FRANCE--3.8%
                                       Altran Technologies SA
                                         (PROVIDER OF ENGINEERING AND CONSULTING
                                         SERVICES)                                            290,172      18,814,339
                                       Galeries Lafayette
                                         (OPERATOR OF DEPARTMENT STORE CHAIN)                  36,357       6,141,991
                                       Penauille Polyservices
                                         (PROVIDER OF INDUSTRIAL CLEANING SERVICES)            32,324       1,788,643
                                       ----------------------------------------------------------------------------------
                                                                                                           26,744,973
-------------------------------------------------------------------------------------------------------------------------

    GERMANY--1.5%
                                       Deutsche Boerse AG
                                         (PROVIDER OF FINANCIAL SERVICES)                      11,374       3,646,960
                                       Epcos AG
                                         (PRODUCER OF ELECTRONIC COMPONENTS AND
                                         INTEGRATED CIRCUITS)                                 103,242       6,639,044
                                       ----------------------------------------------------------------------------------
                                                                                                           10,286,004
-------------------------------------------------------------------------------------------------------------------------

    HONG KONG--2.9%
                                       Legend Holdings Ltd.*
                                         (MANUFACTURER OF COMPUTERS AND RELATED
                                         PRODUCTS)                                         12,919,100      10,270,213
                                       Li & Fung Ltd.*
                                         (OPERATOR OF AN EXPORT TRADING BUSINESS)           5,454,000      10,314,844
                                       ----------------------------------------------------------------------------------
                                                                                                           20,585,057
-------------------------------------------------------------------------------------------------------------------------

    INDONESIA--0.0%
                                       PT Steady Safe Transportation Service Tbk*
                                         (OPERATOR OF TAXIS AND BUSES IN JAKARTA)                 444               2
                                       ----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------

    IRELAND--8.2%
                                       Anglo Irish Bank Corp. plc
                                         (PROVIDER OF FINANCIAL SERVICES FOR BUSINESS
                                         AND PRIVATE SECTORS)                               7,668,978    $ 25,270,975
                                       Irish Continental Group plc
                                         (TRANSPORTER OF PASSENGERS, FREIGHT AND
                                         CONTAINERS)                                          211,555       1,164,999
                                       Irish Life & Permanent plc
                                         (OPERATOR OF RETAIL FINANCIAL SERVICES GROUP)      2,263,887      24,933,717
                                       Jurys Doyle Hotel Group plc
                                         (OPERATOR OF HOTELS AND INNS)                        616,435       5,201,415
                                       Ryan Hotels plc
                                         (OWNER AND OPERATOR OF HOTEL CHAIN)                1,967,686       1,468,066
                                       ----------------------------------------------------------------------------------
                                                                                                           58,039,172
-------------------------------------------------------------------------------------------------------------------------

    JAPAN--6.8%
                                       Chugai Pharmaceutical Co., Ltd.
                                         (PRODUCER OF PHARMACEUTICALS)                        537,000       7,966,651
                                       Jafco Co., Ltd.
                                         (OPERATOR OF VENTURE CAPITAL COMPANY)                 36,200       4,267,087
                                       KYORIN Pharmaceutical Co., Ltd.
                                         (MANUFACTURER AND DISTRIBUTOR OF PRESCRIPTION
                                         MEDICINES)                                           217,000       7,754,386
                                       NGK Insulators, Ltd.
                                         (MANUFACTURER OF ELECTRICAL INSULATORS)               81,000         934,489
                                       NGK Spark Plug Co., Ltd.
                                         (MANUFACTURER OF AUTOMOTIVE AND ELECTRICAL
                                         PRODUCTS)                                             54,000         712,491
                                       NSK Ltd.
                                         (MANUFACTURER OF BEARINGS AND MOTOR VEHICLE
                                         MACHINE PARTS)                                       113,000         533,527
                                       Shinko Securities Co., Ltd.
                                         (PROVIDER OF FINANCIAL SERVICES)                   5,569,000      19,270,208
                                       Trend Micro, Inc.
                                         (DEVELOPER AND MARKETER OF ANTI-VIRUS COMPUTER
                                         SOFTWARE AND INTERNET SECURITY SOFTWARE)              34,000       1,536,583
                                       Trend Micro, Inc. -- New shares*
                                         (DEVELOPER AND MARKETER OF ANTI-VIRUS COMPUTER
                                         SOFTWARE AND INTERNET SECURITY SOFTWARE) (b)          34,000       1,536,583
                                       Uni-Charm Co.
                                         (MANUFACTURER OF SANITARY NAPKINS, DIAPERS AND
                                         BODY CARE GOODS)                                      82,300       3,220,406
                                       ----------------------------------------------------------------------------------
                                                                                                           47,732,411
-------------------------------------------------------------------------------------------------------------------------

    LUXEMBOURG--0.7%
                                       Millicom International Cellular SA*
                                         (DEVELOPER AND OPERATOR OF CELLULAR TELEPHONE
                                         NETWORKS)                                            194,600       5,293,120
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    POLAND--0.1%
                                       Pioneer Poland Fund*
                                         (CLOSED-END INVESTMENT COMPANY) (b)                        3         751,307
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    PORTUGAL--0.2%
                                       PT Multimedia Servicos*
                                         (PROVIDER OF CABLE TELEVISION, INTERNET AND
                                         E-COMMERCE SERVICES)                                  75,400       1,058,130
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SPAIN--0.1%
                                       Sogecable SA*
                                         (PROVIDER OF CABLE TELEVISION)                        41,793         942,861
                                       ----------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--0.9%
                                       Julius Baer Holding AG "B"
                                         (OPERATOR OF HOLDING COMPANY FOR INTERNATIONAL
                                         BANK)                                                  1,504    $  6,526,678
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--11.1%
                                       ARM Holdings plc*
                                         (DESIGNER OF ELECTRONIC COMPONENTS)                1,373,536       7,545,001
                                       Aegis Group plc
                                         (OPERATOR OF INDEPENDENT MEDIA SERVICES GROUP)     3,676,235       7,204,633
                                       Guardian IT plc*
                                         (PROVIDER OF BUSINESS CONTINUITY AND DISASTER
                                         RECOVERY SERVICES)                                   105,020       1,223,633
                                       Matalan plc
                                         (RETAILER OF CLOTHING)                             1,941,555      11,553,965
                                       Misys plc
                                         (PROVIDER OF COMPUTER SUPPORT AND DATA
                                         SERVICES)                                            970,924       8,847,340
                                       NDS Group plc (ADR)*
                                         (PROVIDER OF OPEN SOLUTIONS THAT ENABLE DATA TO
                                         BE TRANSFERRED DIGITALLY)                             68,500       2,568,750
                                       PizzaExpress plc
                                         (OPERATOR OF PIZZA RESTAURANTS)                      528,740       6,280,913
                                       Regus plc*
                                         (PROVIDER OF A MIX OF WORKSTATIONS, CONFERENCE
                                         ROOMS AND SUPPORT SERVICES, INCLUDING INTERNET
                                         CONNECTIONS)                                         411,681       1,713,728
                                       RM plc
                                         (PROVIDER OF INFORMATION TECHNOLOGY SOLUTIONS
                                         TO EDUCATIONAL MARKETS)                              846,651       5,567,586
                                       Serco Group plc
                                         (PROVIDER OF FACILITIES MANAGEMENT SERVICES)       2,665,841      15,063,274
                                       Shire Pharmaceuticals Group plc*
                                         (PROVIDER, MARKETER AND RESEARCHER OF
                                         PHARMACEUTICALS)                                     213,217       3,586,883
                                       Taylor Nelson Sofres plc*
                                         (PROVIDER OF MARKET RESEARCH)                      2,207,813       7,172,765
                                       ----------------------------------------------------------------------------------
                                                                                                           78,328,471
-------------------------------------------------------------------------------------------------------------------------

    UNITED STATES--48.0%
                                       Alexion Pharmaceuticals, Inc.*
                                         (DEVELOPER OF IMMUNOREGULATORY COMPOUNDS)             94,200       2,197,686
                                       Alkermes, Inc.*
                                         (DEVELOPER OF PRODUCTS TO AID TREATMENT OF THE
                                         CENTRAL NERVOUS SYSTEM)                              432,000      13,236,480
                                       Biomet, Inc.
                                         (MANUFACTURER OF SURGICAL IMPLANT DEVICES)           727,050      31,066,847
                                       Celgene Corp.*
                                         (PRODUCER OF PHARMACEUTICALS)                        165,600       2,926,152
                                       Concord EFS, Inc.*
                                         (PROVIDER OF ELECTRONIC TRANSACTION
                                         AUTHORIZATION, PROCESSING, SETTLEMENT AND
                                         TRANSFER SERVICES)                                   297,350      13,841,643
                                       Diamond Offshore Drilling, Inc.
                                         (DEVELOPER OF OFFSHORE OIL AND GAS WELLS)            391,100      17,177,112
                                       Documentum, Inc.*
                                         (DEVELOPER OF SOFTWARE PRODUCTS)                     319,900       4,788,903
                                       EGL, Inc.*
                                         (PROVIDER OF AIR FREIGHT SERVICES)                   146,400       3,471,144
                                       ENSCO International, Inc.
                                         (EXPLORER AND PRODUCER OF OIL AND GAS)               223,500       8,694,150
                                       EOG Resources, Inc.
                                         (EXPLORER OF OIL AND GAS)                            152,800       7,088,392
                                       Fiserv, Inc.*
                                         (PROVIDER OF DATA PROCESSING SERVICES)               409,543      22,664,110

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Garmin Ltd.*
                                         (DEVELOPER AND MARKETER OF GLOBAL POSITIONING
                                         SYSTEM TECHNOLOGY-ENABLED PRODUCTS)                  154,300    $  3,240,300
                                       H & R Block, Inc.
                                         (PROVIDER OF TAX CONSULTING AND PREPARATION
                                         SERVICES)                                            192,900      10,609,500
                                       Hain Celestial Group, Inc.*
                                         (DISTRIBUTOR AND SELLER OF NATURAL ORGANIC AND
                                         SPECIALTY FOOD PRODUCTS)                             174,000       4,353,480
                                       Internet Security Systems, Inc.*
                                         (PROVIDER OF SECURITY MANAGEMENT SOLUTIONS FOR
                                         THE INTERNET)                                        143,500       7,159,215
                                       Invitrogen Corp.*
                                         (DEVELOPER AND PROVIDER OF TECHNOLOGIES FOR
                                         MOLECULAR BIOLOGY RESEARCH)                          110,300       7,777,253
                                       Laboratory Corp. of America Holdings*
                                         (OPERATOR OF A NETWORK OF CLINICAL LABORATORIES
                                         AND SERVICE SITES)                                    19,400       2,735,400
                                       Legg Mason, Inc.
                                         (PROVIDER OF VARIOUS FINANCIAL SERVICES)             414,400      19,837,328
                                       Manugistics Group, Inc.*
                                         (PROVIDER OF SOLUTIONS FOR ENTERPRISES AND
                                         EVOLVING E-BUSINESS TRADING NETWORKS)                193,300       6,556,736
                                       Medarex, Inc.*
                                         (PRODUCER OF PHARMACEUTICALS)                        146,700       3,507,597
                                       NPS Pharmaceuticals, Inc.*
                                         (DEVELOPER OF SMALL MOLECULE DRUGS)                  184,500       5,571,900
                                       Nabors Industries, Inc.*
                                         (CONTRACTOR OF LAND DRILLING)                        544,800      32,480,976
                                       Polycom, Inc.*
                                         (MANUFACTURER OF AUDIO AND DATA CONFERENCING
                                         PRODUCTS)                                            155,900       3,621,557
                                       Radio One, Inc. "D"*
                                         (OPERATOR OF RADIO BROADCASTING BUSINESS)            328,800       5,688,240
                                       Regeneron Pharmaceuticals, Inc.*
                                         (RESEARCHER AND DEVELOPER OF PHARMACEUTICALS)        140,600       4,360,006
                                       Shaw Group, Inc.*
                                         (MANUFACTURER OF PIPING SYSTEMS)                      56,700       3,231,900
                                       St. Jude Medical, Inc.*
                                         (MANUFACTURER OF HEART VALVES)                       403,100      23,077,475
                                       Symbol Technologies, Inc.
                                         (MANUFACTURER OF BAR CODE LASER SCANNERS)          1,203,975      37,925,212
                                       Tiffany & Co.
                                         (RETAILER OF JEWELRY AND GIFT ITEMS)                 194,100       6,292,722
                                       Veritas DGC, Inc.*
                                         (PROVIDER OF LAND, TRANSITION ZONE AND
                                         MARINE-BASED SEISMIC DATA ACQUISITION)               188,700       6,132,750
                                       WatchGuard Technologies, Inc.*
                                         (PROVIDER OF INTERNET SECURITY PRODUCTS)             279,100       1,942,536

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
                                       Waters Corp.*
                                         (PROVIDER OF HIGH-PERFORMANCE LIQUID
                                         CHROMATOGRAPHY PRODUCTS AND SERVICES)                160,000    $  8,352,000
                                       Zions Bancorp.
                                         (PROVIDER OF COMMERCIAL BANKING SERVICES)            143,900       7,668,431
                                       ----------------------------------------------------------------------------------
                                                                                                          339,275,133
                                       ----------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $506,675,139)                                                619,958,425
                                       ----------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $593,228,139) (a)                                           $706,511,425
                                       ----------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security.

 ** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $593,228,139. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $113,283,286. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $166,649,178 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $53,365,892.

(b) Securities valued in good faith by the Valuation Committee of the Directors at fair value amounted to $2,287,890 (0.32% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2001 aggregated $3,718,353.

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value (cost $593,228,139)         $706,511,425
----------------------------------------------------------------------------
Cash                                                                 276,535
----------------------------------------------------------------------------
Foreign currency, at value (cost $102)                                    98
----------------------------------------------------------------------------
Receivable for investments sold                                   12,948,804
----------------------------------------------------------------------------
Dividends receivable                                                 842,724
----------------------------------------------------------------------------
Interest receivable                                                    2,638
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    2,304,556
----------------------------------------------------------------------------
Foreign taxes recoverable                                            277,582
----------------------------------------------------------------------------
TOTAL ASSETS                                                    $723,164,362
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Payable for investments purchased                                  8,658,858
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                   7,291,535
----------------------------------------------------------------------------
Accrued management fee                                               606,861
----------------------------------------------------------------------------
Accrued reorganization costs                                         133,309
----------------------------------------------------------------------------
Other accrued expenses and payables                                  577,255
----------------------------------------------------------------------------
Total liabilities                                                 17,267,818
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $705,896,544
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income      (3,049,367)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                      113,283,286
----------------------------------------------------------------------------
Foreign currency related transactions                                (25,451)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (36,612,729)
----------------------------------------------------------------------------
Paid-in capital                                                  632,300,805
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $705,896,544
----------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------
CLASS S
  Net Asset Value offering and redemption price per share
  ($461,577,383/16,728,839 shares of capital stock
  outstanding, $.01 par value, 30,000,000 shares authorized)          $27.59
----------------------------------------------------------------------------
CLASS AARP
  Net Asset Value offering and redemption price per share
  ($376,683/13,651 shares of capital stock outstanding, $.01
  par value, 100,000,000 shares authorized)                           $27.59
----------------------------------------------------------------------------
CLASS A
  Net Asset Value and redemption price per share
  ($133,281,424/4,884,666 shares of capital stock
  outstanding, $.01 par value, 40,000,000 shares authorized)          $27.29
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $27.29)              $28.95
----------------------------------------------------------------------------
CLASS B
  Net Asset Value offering and redemption price (subject to
  contingent deferred sales charge) per share
  ($84,994,161/3,206,954 shares of capital stock
  outstanding, $.01 par value, 20,000,000 shares authorized)          $26.50
----------------------------------------------------------------------------
CLASS C
  Net Asset Value offering and redemption price (subject to
  contingent deferred sales charge) per share
  ($25,666,893/966,118 shares of capital stock outstanding,
  $.01 par value, 10,000,000 shares authorized)                       $26.57
----------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001

INVESTMENT INCOME
-----------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $80,419)            $   2,083,053
-----------------------------------------------------------------------------
Interest                                                            1,808,233
-----------------------------------------------------------------------------
Total Income                                                        3,891,286
-----------------------------------------------------------------------------
Expenses:
Management fee                                                      4,120,886
-----------------------------------------------------------------------------
Administrative fee                                                    440,640
-----------------------------------------------------------------------------
Services to shareholders                                            1,015,514
-----------------------------------------------------------------------------
Custodian and accounting fees                                         306,372
-----------------------------------------------------------------------------
Distribution services fees                                            443,046
-----------------------------------------------------------------------------
Administrative services fees                                          315,768
-----------------------------------------------------------------------------
Auditing                                                               43,903
-----------------------------------------------------------------------------
Legal                                                                  10,428
-----------------------------------------------------------------------------
Directors' fees and expenses                                            5,476
-----------------------------------------------------------------------------
Reports to shareholders                                               310,653
-----------------------------------------------------------------------------
Registration fees                                                      44,821
-----------------------------------------------------------------------------
Reorganization                                                        171,577
-----------------------------------------------------------------------------
Other                                                                   5,061
-----------------------------------------------------------------------------
Total expenses, before expense reductions                           7,234,145
-----------------------------------------------------------------------------
Expense reductions                                                   (333,821)
-----------------------------------------------------------------------------
Total expenses, after expense reductions                            6,900,324
-----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (3,009,038)
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                       (36,446,851)
-----------------------------------------------------------------------------
Foreign currency related transactions                                 (14,890)
-----------------------------------------------------------------------------
                                                                    (36,461,741)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       (88,365,280)
-----------------------------------------------------------------------------
Foreign currency related transactions                                  (6,595)
-----------------------------------------------------------------------------
                                                                    (88,371,875)
-----------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       (124,833,616)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(127,842,654)
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED            YEAR ENDED
                                                                APRIL 30, 2001    OCTOBER 31, 2000
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $  (3,009,038)         (6,821,641)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (36,461,741)        121,047,817
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (88,371,875)         37,237,433
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (127,842,654)        151,463,609
---------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
Class S                                                              (163,690)                 --
---------------------------------------------------------------------------------------------------
Net realized gains:
Class S                                                           (38,952,440)        (35,853,709)
---------------------------------------------------------------------------------------------------
Class A                                                           (10,245,123)         (5,097,672)
---------------------------------------------------------------------------------------------------
Class B                                                            (7,728,151)         (2,968,119)
---------------------------------------------------------------------------------------------------
Class C                                                            (1,976,725)           (855,376)
---------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         336,280,046       1,059,449,857
---------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      55,556,819          42,543,080
---------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (362,642,432)       (838,571,697)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       29,194,433         263,421,240
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (157,714,350)        370,109,973
---------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 863,610,894         493,500,921
---------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated distributions in excess of net investment income of $3,049,367 and undistributed net investment income of
$123,361, respectively)                                         $ 705,896,544         863,610,894
---------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                   CLASS A
                                                              -------------------------------------------------
                                                                           YEARS ENDED OCTOBER 31,
                                                              -------------------------------------------------
                                                              2001(A)       2000        1999        1998(B)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $34.70        28.05       19.78        23.98
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (c)                                (.14)        (.39)       (.24)        (.09)
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   (4.86)        9.42        8.51        (4.11)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                               (5.00)        9.03        8.27        (4.20)
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gain on investment transactions                   (2.41)       (2.38)         --           --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $27.29        34.70       28.05        19.78
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(D)(E)                                        (15.05)**     32.63       41.61       (17.51)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           133          153          55           11
---------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)       2.36(g)*     2.09(f)     2.26         2.20*
---------------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)        1.96(g)*     1.99(f)     2.01         1.95*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.92)*      (1.06)       (.98)       (1.00)*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       47*          86          64           41
---------------------------------------------------------------------------------------------------------------

(a) For the six months ended April 30, 2001.

(b) For the period April 16, 1998 (commencement of sales of Class A shares) to October 31, 1998.

(c) Based on monthly average shares outstanding during the period.

(d) Total return would have been lower had certain expenses not been reduced.

(e) Total return does not reflect the effect of any sales charges.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 2.08% and 1.99%, respectively.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.31% and 1.91%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                   CLASS B
                                                              -------------------------------------------------
                                                                           YEARS ENDED OCTOBER 31,
                                                              -------------------------------------------------
                                                              2001(A)       2000        1999        1998(B)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $33.93        27.69       19.70        23.98
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (c)                                (.27)        (.68)       (.43)        (.18)
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   (4.75)        9.30        8.42        (4.10)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                               (5.02)        8.62        7.99        (4.28)
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gain on investment transactions                   (2.41)       (2.38)         --           --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $26.50        33.93       27.69        19.70
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(D)(E)                                        (15.47)**     31.51       40.43       (17.85)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            85          108          27            6
---------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)       2.90(g)*     2.96(f)     3.44         3.13*
---------------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)        2.84(g)*     2.83(f)     2.83         2.83*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.80)*      (1.90)      (1.81)       (1.87)*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       47*          86          64           41
---------------------------------------------------------------------------------------------------------------

(a) For the six months ended April 30, 2001.

(b) For the period April 16, 1998 (commencement of sales of Class B shares) to October 31, 1998.

(c) Based on monthly average shares outstanding during the period.

(d) Total return would have been lower had certain expenses not been reduced.

(e) Total return does not reflect the effect of any sales charges.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 2.95% and 2.83%, respectively.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.81% and 2.75%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                  CLASS C
                                                              ------------------------------------------------
                                                                          YEARS ENDED OCTOBER 31,
                                                              ------------------------------------------------
                                                              2001(A)       2000        1999        1998(B)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $34.00        27.71       19.70        23.98
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (c)                                (.26)        (.68)       (.43)        (.17)
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   (4.76)        9.35        8.44        (4.11)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                               (5.02)        8.67        8.01        (4.28)
--------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gain on investment transactions                   (2.41)       (2.38)         --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $26.57        34.00       27.71        19.70
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(D)(E)                                        (15.43)**     31.73       40.41       (17.85)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            26           29           8            2
--------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)       3.05(g)*     2.91(f)     3.00         3.23*
--------------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)        2.79(g)*     2.80(f)     2.80         2.80*
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.75)*      (1.89)      (1.79)       (1.88)*
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       47*          86          64           41
--------------------------------------------------------------------------------------------------------------

(a) For the six months ended April 30, 2001.

(b) For the period April 16, 1998 (commencement of sales of Class C shares) to October 31, 1998.

(c) Based on monthly average shares outstanding during the period.

(d) Total return would have been lower had certain expenses not been reduced.

(e) Total return does not reflect the effect of any sales charges.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 2.90% and 2.80%, respectively.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.98% and 2.72%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING              POLICIES Scudder Global Discovery Fund (the
                             "Fund"), formerly Global Discovery Fund, is a diversified series of Global/International Fund,
                             Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland corporation.

                             The Fund offers multiple classes of shares. On March 1, 2001, the Fund commenced offering Class AARP shares. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or deferred sales charges. Certain detailed financial information for the Class S and AARP shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such

NOTES TO FINANCIAL STATEMENTS

                             period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES During the six months ended April 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $164,361,749 and $201,856,194, respectively.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              As described in Note F, Zurich Scudder Investments,
                             Inc., formerly Scudder Kemper Investments, Inc.,
                             ("ZSI" or the "Advisor"), has initiated a restructuring program. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective March 1, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

                             MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Management Agreement") with ZSI, the Fund pays the Advisor a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. For the six months ended April 30, 2001, the fee pursuant to the Management Agreement amounted to $4,120,886. Effective March 1, 2000, the Advisor and certain subsidiaries agreed to maintain expenses of the Fund, until February 28, 2001, as follows: Class A shares 1.98% of average daily net assets, Class B shares 2.83% of average daily net assets and Class C shares 2.80% of average daily net assets.

                             ADMINISTRATIVE FEE. Effective March 1, 2001, the Fund, as approved by the Fund's Directors, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.400%, 0.450% and 0.425%,
                             respectively, of average daily net assets for Class AARP, Class S, Class A, Class B and Class C, computed and accrued daily and payable monthly.

                             Various third party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund.

NOTES TO FINANCIAL STATEMENTS

                             Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI will pay the service providers for the provision of their services to the Fund and will pay other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel). For the period from March 1, 2001 through April 30, 2001, the Administrative Fee was as follows:

                                                                                         TOTAL         UNPAID AT
                                                     ADMINISTRATIVE FEE                AGGREGATED    APRIL 30, 2001
                                                     ------------------                ----------    --------------

                                       Class AARP                                       $     65        $     58

                                       Class S                                           278,095         135,576

                                       Class A                                            84,092          41,636

                                       Class B                                            61,299          29,805

                                       Class C                                            17,089           8,369
                                                                                        --------        --------

                                                                                        $440,640        $215,444
                                                                                        ========        ========

                             SERVICE FEES. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S shares of the Fund. Prior to March 1, 2001, the amount charged to the Class S shares of the Fund by SSC aggregated $217,984, all of which was paid.

                             Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Prior to March 1, 2001, the amount charged to Classes A, B and C by SISC aggregated $232,250, $124,284 and $49,827, respectively, of which $232,250, $30,426 and $33,146, respectively,
                             was not imposed.

                             Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S shares of the Fund. Prior to March 1, 2001, the amount charged to the Class S shares by STC aggregated $97,726, all of which was paid.

                             Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to March 1, 2001, the amount charged to the Fund by SFAC aggregated $251,250, all of which was paid.

                             Effective March 1, 2001, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling

NOTES TO FINANCIAL STATEMENTS

                             group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2001, the Distribution Services Fee was as follows:

                                                                                          TOTAL         UNPAID AT
                                                 DISTRIBUTION SERVICES FEE              AGGREGATED    APRIL 30, 2001
                                                 -------------------------              ----------    --------------

                                       Class B                                           $346,575        $58,835

                                       Class C                                             96,471         22,009
                                                                                         --------        -------

                                                                                         $443,046        $80,844
                                                                                         ========        =======

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. SDI is the principal underwriter for classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2001 aggregated $171,051, of which $159,670 was paid to other firms.

                             In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2001, the CDSC for Classes B and C aggregated $81,024 and $19,698, respectively.

                             ADMINISTRATIVE SERVICES FEES. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2001, the Administrative Services Fee was as follows:

                                                                                         TOTAL         UNPAID AT
                                                ADMINISTRATIVE SERVICES FEE            AGGREGATED    APRIL 30, 2001
                                                ---------------------------            ----------    --------------

                                       Class A                                          $168,391        $ 8,888

                                       Class B                                           115,219         35,614

                                       Class C                                            32,158          9,650
                                                                                        --------        -------

                                                                                        $315,768        $54,152
                                                                                        ========        =======

                             A portion of the amount charged to Class A shares amounting to $37,999 was not imposed.

                             DIRECTORS' FEES. The Fund pays each of its Directors not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2001, the Directors' fees and expenses aggregated $5,476.

                             OTHER RELATED PARTIES. AARP, through its affiliates, monitors and approves the AARP Investment Program from ZSI. Effective March 1, 2001, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and

NOTES TO FINANCIAL STATEMENTS

                             0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes capital share and
                             dollar activity in the Fund:

                                                                   SIX MONTHS ENDED                    YEAR ENDED
                                                                    APRIL 30, 2001                  OCTOBER 31, 2000
                                                              --------------------------      ----------------------------
                                                                SHARES        DOLLARS           SHARES         DOLLARS

                                       SHARES SOLD

                                       -----------------------------------------------------------------------------------

                                        Class S                3,841,699   $ 113,760,135        7,852,273   $  293,016,942

                                       -----------------------------------------------------------------------------------

                                        Class AARP*               13,853         357,262               --               --

                                       -----------------------------------------------------------------------------------

                                        Class A                6,544,746     191,693,878       17,122,035      628,071,187

                                       -----------------------------------------------------------------------------------

                                        Class B                  468,658      13,514,350        2,648,775       96,608,721

                                       -----------------------------------------------------------------------------------

                                        Class C                  558,459      16,243,891        1,166,370       41,753,007

                                       -----------------------------------------------------------------------------------

                                                                           $ 335,569,516                    $1,059,449,857

                                       -----------------------------------------------------------------------------------


                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS

                                       -----------------------------------------------------------------------------------

                                        Class S                1,220,899   $  37,017,646        1,005,922   $   34,070,602

                                       -----------------------------------------------------------------------------------

                                        Class A                  317,203       9,519,255          144,729        4,877,084

                                       -----------------------------------------------------------------------------------

                                        Class B                  246,053       7,189,487           84,443        2,802,662

                                       -----------------------------------------------------------------------------------

                                        Class C                   62,515       1,830,431           23,863          792,732

                                       -----------------------------------------------------------------------------------

                                                                           $  55,556,819                    $   42,543,080

                                       -----------------------------------------------------------------------------------


                                       SHARES REDEEMED

                                       -----------------------------------------------------------------------------------

                                        Class S               (4,738,934)  $(139,902,842)      (6,786,276)  $ (250,450,250)

                                       -----------------------------------------------------------------------------------

                                        Class AARP*                 (202)         (6,440)              --               --

                                       -----------------------------------------------------------------------------------

                                        Class A               (6,400,037)   (188,850,183)     (14,821,388)    (547,112,786)

                                       -----------------------------------------------------------------------------------

                                        Class B                 (672,928)    (18,749,124)        (536,216)     (19,127,223)

                                       -----------------------------------------------------------------------------------

                                        Class C                 (492,851)    (14,423,313)        (622,446)     (21,881,438)

                                       -----------------------------------------------------------------------------------

                                                                           $(361,931,902)                   $ (838,571,697)

                                       -----------------------------------------------------------------------------------


                                       CONVERSION OF SHARES

                                       -----------------------------------------------------------------------------------

                                        Class A                   24,030   $     710,530               --   $           --

                                       -----------------------------------------------------------------------------------

                                        Class B                  (24,704)       (710,530)              --               --

                                       -----------------------------------------------------------------------------------


                                       NET INCREASE (DECREASE)

                                       -----------------------------------------------------------------------------------

                                        Class S                  323,664   $  10,874,939        2,071,919   $   76,637,294

                                       -----------------------------------------------------------------------------------

                                        Class AARP*               13,651         350,822               --               --

                                       -----------------------------------------------------------------------------------

                                        Class A                  485,942      13,073,480        2,445,376       85,835,485

                                       -----------------------------------------------------------------------------------

                                        Class B                   17,079       1,244,183        2,197,002       80,284,160

                                       -----------------------------------------------------------------------------------

                                        Class C                  128,123       3,651,009          567,787       20,664,301

                                       -----------------------------------------------------------------------------------

                                                                           $  29,194,433                    $  263,421,240

                                       -----------------------------------------------------------------------------------

                             * For the period from March 1, 2001 (commencement
                               of sales of Class AARP shares) to April 30, 2001.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several other affiliated Funds (the
                             "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated pro rata, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The
                             Fund may borrow up to a maximum of 33% of its net assets under the agreement.

--------------------------------------------------------------------------------

6    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the shareholder classes of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, were charged to Class A, Class B and Class C and are presented as reorganization expenses in the Statement of Operations of the Fund.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF GLOBAL/INTERNATIONAL FUND, INC. AND TO THE CLASS A, CLASS B AND CLASS C SHAREHOLDERS OF
SCUDDER GLOBAL DISCOVERY FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A, Class B and Class C financial highlights present fairly, in all material respects, the financial position of Scudder Global Discovery Fund (the "Fund"), formerly Global Discovery Fund, at April 30, 2001, and the results of its operations, the changes in its net assets and the Class A, Class B and Class C financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class A, Class B and Class C financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts

                                          June 18, 2001

NOTES

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS
HENRY P. BECTON, JR.              THOMAS V. BRUNS                   HOWARD SCHNEIDER
Director                          Vice President                    Vice President

LINDA C. COUGHLIN                 JAN C. FALLER                     JOHN R. HEBBLE
Chairperson, Director             Vice President                    Treasurer
and President
                                  WILLIAM F. GLAVIN                 BRENDA LYONS
DAWN MARIE DRISCOLL               Vice President                    Assistant Treasurer
Director
                                  WILLIAM E. HOLZER                 CAROLINE PEARSON
EDGAR R. FIEDLER                  Vice President                    Assistant Secretary
Director
                                  JAMES E. MASUR
KEITH R. FOX                      Vice President
Director
                                  GERALD J. MORAN
JEAN GLEASON STROMBERG            Vice President
Director
                                  JOHN MILLETTE
JEAN C. TEMPEL                    Vice President
Director                          and Secretary

STEVEN ZALEZNICK                  KATHRYN L. QUIRK
Director                          Vice President and
                                  Assistant Secretary

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER SERVICE AGENT             SCUDDER INVESTMENTS SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT                           PRICEWATERHOUSECOOPERS LLP
AUDITORS                              160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.scudder.com



[SCUDDER INVESTMENTS LOGO] Printed on recycled paper in the U.S.A. This report is not to be distributed unless preceded or accompanied by a Scudder Global Discovery Fund prospectus.
SGDF - 3 (6/28/01) 12837

                                                                               5